SUPPLEMENT DATED AUGUST 10, 2009
TO THE STATEMENT OF ADDITIONAL INFORMATION
FOR PRINCIPAL FUNDS, INC.
DATED MARCH 1, 2009
(as supplemented on March 20, 2009, May 4, 2009, and June 19, 2009)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

Replace paragraph number 8 on page 8 with the following:

8) Concentrate its investments in any particular industry, except that the Fund may invest up to
25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. This restriction applies to the LargeCap S&P 500 Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds
except to the extent that the related Index also is so concentrated. This restriction does not apply to the Global Diversified Income Fund, Global Real Estate Securities, Preferred Securities, or
Real Estate Securities Funds.